SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 1, 2004

The St. Paul Travelers Companies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-10898		41-0518860
(Commission File Number)		(IRS Employer Identification No.)

385 Washington Street Saint Paul, MN		55102
(Address of Principal Executive Offices)		(Zip Code)

(651) 310-7911
(Registrant’s Telephone Number, Including Area Code)

The St. Paul Companies, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Item 1. Changes in Control of Registrant

     See Item 2.

Item 2. Acquisition or Disposition of Assets

     Effective April 1, 2004, pursuant to the Agreement and Plan of Merger dated as of November 16, 2003, as amended (the “Merger Agreement”), by and among The St. Paul Travelers Companies, Inc., a Minnesota corporation (formerly named The St. Paul Companies, Inc., “St. Paul Travelers”), Travelers Property Casualty Corp., a Connecticut corporation (“Travelers”) and Adams Acquisition Corp., a Connecticut corporation and wholly owned subsidiary of St. Paul Travelers (“Merger Sub”), Merger Sub was merged (the “Merger”) with and into Travelers, with Travelers continuing as the surviving corporation and a wholly owned subsidiary of St. Paul Travelers. The name of the registrant was changed from “The St. Paul Companies, Inc.” to “The St. Paul Travelers Companies, Inc.” in connection with the Merger.

     By virtue of the Merger, each issued and outstanding share of Class A common stock, par value $0.01 per share, of Travelers (together with the associated preferred stock purchase rights, the “Class A common stock”) and each issued and outstanding share of Class B Common Stock, par value $0.01 per share, of Travelers (together with the associated preferred stock purchase rights, the “Class B common stock” and, together with the Class A common stock, the “Travelers Common Stock”), was converted into the right to receive 0.4334 of a share of common stock, without designated par value, of St. Paul Travelers (the “St. Paul Travelers Common Stock”). Cash will be paid in lieu of fractional shares of St. Paul Travelers Common Stock. Immediately following consummation of the Merger, historical Travelers shareholders held approximately 66% of the St. Paul Travelers Common Stock.

     Following consummation of the Merger, the Travelers Common Stock was delisted from the New York Stock Exchange. The St. Paul Travelers Common Stock will trade on the New York Stock Exchange under the symbol “STA” beginning April 2, 2004.

     The issuance of St. Paul Travelers Common Stock under the Merger Agreement as described above was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4/A (File No. 333-111072), filed with the Securities and Exchange Commission (“SEC”) on February 13, 2004, and pursuant to a registration statement on Form S-4MEF (File No. 333-113979), filed with the SEC pursuant to Rule 462(b) under the Securities Act on March 26, 2004. The joint proxy statement/prospectus filed as part of the registration statements contains additional information about the Merger and the related transactions.

     A copy of the Merger Agreement, as amended by the Amendment Agreement dated February 12, 2004, is included as an exhibit to St. Paul Travelers Annual Report on Form 10-K for the year ended December 31, 2003. A copy of the Second Amendment Agreement to the Merger Agreement, dated March 18, 2004, is included as an exhibit to St. Paul Travelers Current Report on Form 8-K filed with the SEC on March 18, 2004. The Merger Agreement, as amended by the Amendment Agreement and by the Second Amendment Agreement, is incorporated herein by reference.

     A copy of St. Paul Travelers press release dated April 1, 2004 announcing the closing of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5. Other Events and Regulation FD Disclosure.

     On April 1, 2004, pursuant to the Merger Agreement, St. Paul Travelers amended and restated its articles of incorporation and adopted amended bylaws. The amended and restated articles of incorporation and the bylaws of St. Paul Travelers are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

      (a) Financial statements of business acquired.

      Financial statement information will be filed by amendment to this Current Report.

      (b) Pro forma financial information.

Pro forma financial information will be filed by amendment to this Current Report.

(c) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger effective as of November 16, 2003 among The St. Paul Travelers Companies, Inc. (formerly named The St. Paul Companies, Inc.), Travelers Property Casualty Corp. and Adams Acquisition Corp. is incorporated by reference to Exhibit 10(t) of the Form 10-K of St. Paul Travelers for the year ended December 31, 2003.

2.2	Second Amendment Agreement to the Agreement and Plan of Merger dated as of November 16, 2003, as amended, by and among The St. Paul Travelers Companies, Inc. (formerly named The St. Paul Companies, Inc.), Travelers Property Casualty Corp. and Adams Acquisition Corp. is incorporated by reference to Current Report on Form 8-K of St. Paul Travelers, filed March 18, 2004.

3.1	Amended and Restated Articles of Incorporation of The St. Paul Travelers Companies, Inc.

3.2	Bylaws of The St. Paul Travelers Companies, Inc.

99.1	Press release dated April 1, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: April 1, 2004

THE ST. PAUL TRAVELERS COMPANIES, INC.

By:	/s/ Bruce A. Backberg

	Name:	Bruce A. Backberg
	Title:	Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger effective as of November 16, 2003 among The St. Paul Travelers Companies, Inc. (formerly named The St. Paul Companies, Inc.), Travelers Property Casualty Corp. and Adams Acquisition Corp. is incorporated by reference to Exhibit 10(t) of the Form 10-K of St. Paul Travelers for the year ended December 31, 2003.

2.2	Second Amendment Agreement to the Agreement and Plan of Merger dated as of November 16, 2003, as amended, by and among The St. Paul Travelers Companies, Inc. (formerly named The St. Paul Companies, Inc.), Travelers Property Casualty Corp. and Adams Acquisition Corp. is incorporated by reference to Current Report on Form 8-K of St. Paul Travelers, filed March 18, 2004.

3.1	Amended and Restated Articles of Incorporation of The St. Paul Travelers Companies, Inc.

3.2	Bylaws of The St. Paul Travelers Companies, Inc.

99.1	Press release dated April 1, 2004.